Supplement dated January 3, 2025, to the Prospectus dated May 1, 2024, for the

Protective Executive Benefits Registered VUL variable universal life policies issued by Protective Life Insurance Company

Protective COLI VUL

THE COMPANY AND THE FIXED ACCOUNT section is amended as follows:

The Protective Life Insurance Company subsection is deleted and replaced with the following:

The Policies are issued by Protective Life. Protective Life is a Nebraska corporation and was founded in 1907. On December 31, 2024, Protective Life changed from a Tennessee corporation to a Nebraska corporation. Protective Life’s address is P.O. Box 10648, Birmingham, Alabama 35202-0648. Protective Life markets individual life insurance, credit life and disability insurance, guaranteed investment contracts, guaranteed funding agreements, fixed and variable annuities and extended service contracts. Protective Life is the principal operating subsidiary of Protective Life Corporation (“PLC”), a U.S. insurance holding company and a wholly-owned subsidiary of Dai-ichi Life Holdings, Inc. (“Dai-ichi”). Dai-ichi’s stock is traded on the Tokyo Stock Exchange. For more information about us, go to www.protective.com

THE VARIABLE ACCOUNT AND THE FUNDS section is amended as follows:

The first paragraph of the Protective COLI VUL separate account (referred to herein as the Variable Account) subsection is deleted and replaced with the following:

Protective COLI VUL separate account is a separate investment account of Protective Life established under Tennessee law by the board of directors of Protective Life on February 20, 2020. On December 31, 2024, Protective Life changed to a Nebraska corporation and, accordingly, the Variable Account currently operates under the laws and regulations of Nebraska. The Variable Account is registered with the SEC as a unit investment trust under the 1940 Act and is a “separate account” within the meaning of the federal securities laws.

Supplement dated January 3, 2025, to the Statement of Additional Information dated May 1, 2024, for the

Protective Executive Benefits Registered VUL variable universal life policies issued by Protective Life Insurance Company

Protective COLI VUL

THE GENERAL INFORMATION AND HISTORY section is amended as follows:

The Company subsection is deleted and replaced with the following:

The Policies are issued by Protective Life Insurance Company ("Protective Life" or the "Depositor"). Protective Life is Nebraska corporation and was founded in 1907. On December 31, 2024, Protective Life changed from a Tennessee corporation to a Nebraska corporation. Protective Life markets individual life insurance, credit life and disability insurance, guaranteed investment contracts, guaranteed funding agreements, fixed and variable annuities and extended service contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. Protective Life is the principal operating subsidiary of Protective Life Corporation (“PLC”), a U.S. insurance holding company of Dai-ichi Life Holdings, Inc. ("Dai-ichi"). Dai-ichi’s stock is traded on the Tokyo Stock Exchange.

The Variable Account subsection is deleted and replaced with the following:

Protective COLI VUL is a separate investment account of Protective Life established under Tennessee law by the board of directors of Protective Life on February 25, 2020. On December 31, 2024, Protective Life changed to a Nebraska corporation and, accordingly, the Variable Account currently operates under the laws and regulations of Nebraska.